PROXY                   TRI-CONTINENTAL CORPORATION                      COMMON
                    100 Park Avenue, New York, NY 10017

The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Annual Meeting of Stockholders of TRI-CONTINENTAL CORPORATION to be held May 15, 1997 and appoints JOHN E. MEROW, WILLIAM C. MORRIS and BRIAN T. ZINO (and each of them) proxies, with power of substitution to attend the Annual Meeting (and any adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated and on any other business that may properly come before the Meeting.

This proxy when properly executed will be voted in the manner directed by the undersigned. If no instructions are given, your proxies will vote FOR the election of the nominees of the Board of Directors and FOR proposals 2 and 3 and AGAINST Proposals 4, 5, 6, 7 and 8.

THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS

--------------------------------------------------------------------------
       To vote for all items AS RECOMMENDED BY THE
  / /  BOARD OF DIRECTORS, mark this box, sign, date and
       return this proxy. (NO ADDITIONAL VOTE IS NECESSARY.)
--------------------------------------------------------------------------


--------------------------------------------------------------------------
  THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR EACH OF THE
  NOMINEES AND FOR PROPOSALS 2 AND 3
--------------------------------------------------------------------------

1.  ELECTION OF DIRECTORS
    NOMINEES: John R. Galvin, William C. Morris, James Q. Riordan,
              Richard R. Schmaltz, Robert L. Shafer and Brian T. Zino
    / / FOR           / / WITHHOLD       / / WITHHOLDING AUTHORITY
        all nominees      all nominees       for individual nominees listed
                                             below

    ----------------------------------------------------------------------

2.  Ratification of the selection of Deloitte & Touche LLP as Auditors
    / / FOR           / / AGAINST        / / ABSTAIN


3. Approval of amendment to the Charter to increase the authorized shares of Common Stock
    / / FOR           / / AGAINST        / / ABSTAIN

YOUR VOTE IS IMPORTANT. COMPLETE, SIGN ON REVERSE SIDE AND RETURN THIS CARD AS SOON AS POSSIBLE. MARK EACH VOTE WITH AN X IN THE BOX.

--------------------------------------------------------------------------
          THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE AGAINST
                        PROPOSALS 4, 5, 6, 7 AND 8
--------------------------------------------------------------------------

4.  Stockholder Proposal relating        FOR / /    AGAINST / /    ABSTAIN / /
    to limitations on the issuance
    of new shares

5.  Stockholder Proposal relating        FOR / /    AGAINST / /    ABSTAIN / /
    to share repurchase program

6.  Stockholder Proposal relating to     FOR / /    AGAINST / /    ABSTAIN / /
    conversion from a closed-end fund
    to an open-end fund

7.  Stockholder Proposal imposing        FOR / /    AGAINST / /    ABSTAIN / /
    additional qualification
    requirements on potential Directors

8.  Stockholder Proposal relating to     FOR / /    AGAINST / /    ABSTAIN / /
    conversion to an index fund

             DATED __________________________________________________, 1997

             ______________________________________________________________
             Signature

             ______________________________________________________________
             Signature (if jointly held)

             Please sign exactly as your name(s) appear(s) on this proxy. Only one signature is required in case of a joint account. When signing in a representative capacity, please give title.

YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN AND RETURN THIS CARD AS SOON AS POSSIBLE. MARK EACH VOTE WITH AN X IN THE BOX.
~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~

PROXY                   TRI-CONTINENTAL CORPORATION                  PREFERRED
                    100 Park Avenue, New York, NY 10017

The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Annual Meeting of Stockholders of TRI-CONTINENTAL CORPORATION to be held May 15, 1997 and appoints JOHN E. MEROW, WILLIAM C. MORRIS and BRIAN T. ZINO (and each of them) proxies, with power of substitution to attend the Annual Meeting (and any adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated and on any other business that may properly come before the Meeting.

This proxy when properly executed will be voted in the manner directed by the undersigned. If no instructions are given, your proxies will vote FOR the election of the nominees of the Board of Directors and FOR proposals 2 and 3 and AGAINST Proposals 4, 5, 6, 7 and 8.

THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS

--------------------------------------------------------------------------
       To vote for all items AS RECOMMENDED BY THE
  / /  BOARD OF DIRECTORS, mark this box, sign, date and
       return this proxy. (NO ADDITIONAL VOTE IS NECESSARY.)
--------------------------------------------------------------------------


--------------------------------------------------------------------------
  THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR EACH OF THE
  NOMINEES AND FOR PROPOSALS 2 AND 3
--------------------------------------------------------------------------

1.  ELECTION OF DIRECTORS
    NOMINEES: John R. Galvin, William C. Morris, James Q. Riordan,
              Richard R. Schmaltz, Robert L. Shafer and Brian T. Zino
    / / FOR           / / WITHHOLD       / / WITHHOLDING AUTHORITY
        all nominees      all nominees       for individual nominees listed
                                             below

    ----------------------------------------------------------------------

2.  Ratification of the selection of Deloitte & Touche LLP as Auditors
    / / FOR           / / AGAINST        / / ABSTAIN


3. Approval of amendment to the Charter to increase the authorized shares of Common Stock
    / / FOR           / / AGAINST        / / ABSTAIN

YOUR VOTE IS IMPORTANT. COMPLETE, SIGN ON REVERSE SIDE AND RETURN THIS CARD AS SOON AS POSSIBLE. MARK EACH VOTE WITH AN X IN THE BOX.

--------------------------------------------------------------------------
          THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE AGAINST
                        PROPOSALS 4, 5, 6, 7 AND 8
--------------------------------------------------------------------------

4.  Stockholder Proposal relating        FOR / /    AGAINST / /    ABSTAIN / /
    to limitations on the issuance
    of new shares

5.  Stockholder Proposal relating        FOR / /    AGAINST / /    ABSTAIN / /
    to share repurchase program

6.  Stockholder Proposal relating to     FOR / /    AGAINST / /    ABSTAIN / /
    conversion from a closed-end fund
    to an open-end fund

7.  Stockholder Proposal imposing        FOR / /    AGAINST / /    ABSTAIN / /
    additional qualification
    requirements on potential Directors

8.  Stockholder Proposal relating to     FOR / /    AGAINST / /    ABSTAIN / /
    conversion to an index fund

             DATED __________________________________________________, 1997

             ______________________________________________________________
             Signature

             ______________________________________________________________
             Signature (if jointly held)

             Please sign exactly as your name(s) appear(s) on this proxy. Only one signature is required in case of a joint account. When signing in a representative capacity, please give title.

YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN AND RETURN THIS CARD AS SOON AS POSSIBLE. MARK EACH VOTE WITH AN X IN THE BOX.
~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~